Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to 18 USC. § 1350, As Adopted Pursuant to
§ 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Lakeland Industries, Inc. (the “Company”) on Form 10-Q for the period ended April 30, 2020 (the “Report”), I, Allen E. Dillard, Chief Financial Officer of the Company, certify, pursuant to 18 USC. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)
The Report fully complies with the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Allen E. Dillard
Allen E. Dillard
Chief Financial Officer

June 9, 2020